                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Gallery Management Holding Corp. (the Company") on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Darlene Nelson, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Dated: July 14, 2010
                                                                                                                     By: /s/ Darlene Nelson
                                                                                                                     Chief Executive Officer
                                                                                                                     Chief Financial Officer